Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended April 30, 2010

Accounting Method:	☒Accrual Basis	☐Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court.
Required Document:	Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Disbursements Summary (Form 2-F)

☐	☒	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No
Please answer the questions below:

1. Is the business still operating?	X

2. Were any assets (other than inventory) sold this month?			X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X	(2)

5. Did you open any new bank accounts this month?			X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	5/20/2010	Print Name:	Joel I. Sher

		Signature:	/s/ Joel I. Sher

		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period: 4/1/2010 to 4/30/2010

CASH FLOW SUMMARY

		Current Month		Accumulated

	Beginning Cash Balance	$118,585,569	(2)	$16,847,967	(2)

2.	Cash Receipts
	Operations	175,401		23,979,325
	Sale of Assets			80,041,433
	Loans/advances			18,364,080
	Other	—		21,848,472

	Total Cash Receipts	$175,401		$144,233,310

3.	Cash Disbursements
	Operations	316,159		15,583,684
	Debt Service/Secured loan payment			—
	Professional fees/U.S. Trustee fees	868,285		9,421,067
	Other			18,500,000

	Total Cash Disbursements	$1,184,444		$43,504,751

4.	Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(1,009,043)		100,728,559

5.	Ending Cash Balance (to Form 2-C)	$117,576,526	(3)	$117,576,526	(3)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance

xxxxxxx2822	New Mexico Bank & Trust	$17,564,558	$—	$58,049	$17,506,509
xxxxxxx0805	J.P. Morgan	132,657	—	—	132,657
xxxxxxx1807	New Mexico Bank & Trust	5,517	—	—	5,517
xxxxxxx2954	New Mexico Bank & Trust	18,350	—	305	18,045
xxxxxxx2989	New Mexico Bank & Trust	32,560	—	—	32,560
xxxxxxx5856	New Mexico Bank & Trust	99,984	—	—	99,984
xxxxxxx2842	New Mexico Bank & Trust	3,982,667	—	—	3,982,667
xxxxxxx9638	The Bank of New York Mellon	1,002	—		1,002
xxxxxxx9639	The Bank of New York Mellon	—	—	—	—
xxxxxxx0989	Bank of America	95,797,587	—	—	95,797,587

		$117,634,880	$—	$58,354	$117,576,526	(3)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Current Month, Accumulated, and Book cash balances are the same.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 4/1/2010 to 4/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

4/7/2010	7104	Walsh,Anderson,Brown,Aldridge & Gallegos	Professional services	$2,733
4/7/2010	7105	Bravo Technical Resources	Contract Services	16,274
4/7/2010	7106	TMST Employee	Expense reimbursement	278
4/7/2010	7107	Iron Mountain Information Management	Document Storage	318
4/7/2010	7108	Hotel Santa Fe	Contract Services	5,582
4/7/2010	7109	KPMG LLP	Professional services	35,000
4/13/2010	Wire	ADP Inc.	Payroll - Direct deposits	28,561
4/14/2010	7110	J and J Technical Services, Inc.	Info Services	305
4/14/2010	7111	Thornburg Investment Management	Postage	148
4/14/2010	7112	Epiq Bankruptcy Solutions, LLC	Professional services	57,046
4/14/2010	7113	Iron Mountain Information Management	Document Storage	528
4/14/2010	7114	Bravo Technical Resources	Contract Services	4,038
4/14/2010	7115	RR Donnelley Receivables, Inc	EDGAR Filings	1,086
4/14/2010	7116	Hotel Santa Fe	Contract Services	795
4/14/2010	7117	TMST Employee	Expense reimbursement	92
4/14/2010	7118	Pepper Hamilton LLP	Professional services	27,444
4/14/2010	7119	NM Regulation Commission	Workers’ Compensation Fee	30
4/14/2010	Wire	ADP, Inc.	Payroll taxes	13,343
4/15/2010	Wire	Goldin Associates, LLC	Professional services	79,299
4/15/2010	Wire	J.H. Cohn LLP	Professional services	171,905
4/15/2010	Wire	Cenlar	Cenlar Subservicing Bill	51,768
4/22/2010	Wire	LuciData, Inc.	Contract Services_Retainer	50,000
4/27/2010	7121	U.S. Trustee	BK court fees	13,000
4/27/2010	7122	U.S. Trustee	BK court fees	325
4/27/2010	7123	U.S. Trustee	BK court fees	325
4/28/2010	7124	U.S. Trustee	BK court fees	9,750
4/28/2010	Wire	ADP, Inc	Payroll - Direct deposits	37,404
4/29/2010	7125	AT&T TeleConferenceServices	TeleConference Service	24
4/29/2010	7126	Bravo Technical Resources	Contract Services	12,595
4/29/2010	7127	J and J Technical Services, Inc.	Info Services	698
4/29/2010	7128	Epiq Bankruptcy Solutions, LLC	Professional services	16,383
4/29/2010	7129	FedEX	Shipping	1,634
4/29/2010	7130	Kokopelli Property Management	Professional services	3,190
4/29/2010	Wire	Venable LLP	Professional services	2,640
4/29/2010	Wire	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	29,920
4/29/2010	Wire	J.H. Cohn LLP	Professional services	5,986
4/29/2010	Wire	Protiviti Inc.	Professional services	1,890
4/29/2010	Wire	Tydings & Rosenberg LLP	Professional services	14,516
4/29/2010	Wire	Goldin Associates, LLC	Professional services	208,701
4/29/2010	Wire	Shapiro Sher Guinot & Sandler	Professional services	256,599
4/29/2010	Wire	ADP, Inc.	Payroll taxes	19,710

		Total Cash Disbursements		$1,181,864	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 4/1/2010 to 4/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

4/2/2010	Cenlar	Investor P43 P&I Remittance Mar 2010	$92,636
4/2/2010	Cenlar	Investor Z43 P&I Remittance Mar 2010	33,939
4/20/2010	LBNA as Trustee for Thornburg Mortgage	Whole Loan P&I Remittance Mar 2010	35,062
4/26/2010	Wells Fargo Bank	Credit Risk Advisor Fee	1,107
4/26/2010	Wells Fargo Bank	Credit Risk Advisor Fee	467
4/26/2010	Wells Fargo Bank	Reinvestment Income	420
4/27/2010	Deutsche Bank	Reinvestment Income	25

	Total Cash Receipts		$163,655	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 4/1/2010 to 4/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

4/14/2010	15483	State of Arizona	2009 Tax Return	$50
4/14/2010	15484	State of Idaho	2009 Tax Return	70
4/14/2010	15485	State of Kentucky	2009 Tax Return	175
4/14/2010	15486	State of Montana	2009 Tax Return	50
4/14/2010	15487	State of Oregon	2009 Tax Return	30
4/14/2010	15488	State of Utah	2009 Tax Return	100
4/14/2010	15489	State of North Carolina	2009 Tax Return	35
4/14/2010	15490	FedEX	Shipping	1,083
4/14/2010	15491	Pinnacle Exhibits, Inc.	Storage	689

		Total Cash Disbursements		$2,282	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 4/1/2010 to 4/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

	Total Cash Receipts		$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 4/1/2010 to 4/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

4/23/2010	Bank of America (Countrywide)	Credit Risk Advisor Fee	$637
4/26/2010	US Bank	Trust Wire	706
4/26/2010	Citibank	Corporate Trust Fed Wire	955

	Total Cash Receipts		$2,298	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 4/1/2010 to 4/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

4/2/2010		ACH ADP Financial Services	Payroll processing	$94
4/23/2010		ACH ADP Financial Services	Payroll processing	205

		Total Cash Disbursements		$298	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 4/1/2010 to 4/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

4/30/2010	New Mexico Bank & Trust	Interest Paid	$1

	Total Cash Receipts		$1	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 4/1/2010 to 4/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

	Total Cash Receipts		$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 4/1/2010 to 4/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

			Total Cash Disbursements	$0	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 4/1/2010 to 4/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

4/30/2010	Bank of America	Interest	9,448

		Total Cash Receipts	$9,448	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: April 30, 2010

	Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B)	$117,576,526	$16,848,967
Accounts Receivable (from Form 2-E)	1,031,125	9,403,326
Receivable from Officers, Employees, Affiliates (2)	—	—
Inventory	—	—
Other Current Assets (List): Prepaid expenses & retainers	1,531,391	4,807,453
Accrued interest receivable	—	47,878

Total Current Assets	120,139,042	31,107,624

Fixed Assets:
Land	—	—
Building	—	—
Equipment, Furniture and Fixtures	1,201,340	1,201,340

Total Fixed Assets	1,201,340	1,201,340

Less: Accumulated Depreciation	934,048	533,109

Net Fixed Assets	267,292	668,231

Other Assets (List): Restricted cash	—	201,432,689
Mortgage servicing portfolio	—	87,104,385
Investment in subsidiaries (3)	(5,975,361)	21,244,747
Loan held for sale	2,015,230	8,359,404
Deposits	3,605,000	300,000

TOTAL ASSETS	$120,051,203	$350,217,080

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)	$444,872	$—
Post-petition Accrued Professional Fees (from Form 2-E)	3,341,292	—
Post-petition Taxes Payable (from Form 2-E)	—	—
Post-petition Notes Payable	—	—
Other Post-petition Payable(List): Contingent obligations (4)	3,296,287	—
	—

Total Post Petition Liabilities	7,082,451	—

Pre Petition Liabilities:
Secured Debt	—	—
Priority Debt	—	—
Unsecured Debt (3)	3,421,761,237	3,664,898,118

Total Pre Petition Liabilities	3,421,761,237	3,664,898,118

TOTAL LIABILITIES	3,428,843,688	3,664,898,118

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity	3,640,741,359	3,640,741,359
Retained Earnings - Prepetition	(6,955,422,396)	(6,955,422,396)
Retained Earnings - Post-petition (5)	5,888,552	—

TOTAL OWNERS’ EQUITY	(3,308,792,485)	(3,314,681,037)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$120,051,203	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan.
(4)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(5)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From: April 1, 2010 to April 30, 2010

	Current Month	Post-petition Accumulated Total (1)

Operating Revenue
Interest income (2)	$35,511	$5,533,178
Mortgage servicing income	8,759	21,667,251

Net Operating Revenue	44,270	27,200,429

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	44,270	28,395,505

Operating Expenses
Officer Compensation Wages	—	895,390
Selling, General and Administrative	207,438	24,072,554
Rents and Leases	25,000	668,262
Depreciation, Depletion and Amortization	33,412	400,944
Other (list):	—	—
	—	—

Total Operating Expenses	265,850	26,037,150

Operating Income / (Loss)	(221,580)	2,358,355

Non-Operating Income / (Expenses)
Earnings from subsidiaries NS	—	3,368,902
Other Non-Operating Income (4)	—	12,742,709

Net Non-Operating Income / (Expenses)	—	16,111,611

Reorganization Expenses
Legal and Professional Fees	841,217	12,323,836
Other Reorganization Expense	28,290	257,578

Total Reorganization Expenses	869,507	12,581,414

Net Income / (Loss) Before Income Taxes	(1,091,087)	5,888,552

Federal and State Income Tax Expense / (Benefit) (5)	—	—

NET INCOME / (LOSS)	$(1,091,087)	$5,888,552

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $10.9 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $6.4 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes a $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. The estimated potential tax liability that could be incurred due to the method of accounting change is $7.3 million. However, given the large 2009 operating losses for TMST, Inc., it is reasonably possible that the potential tax liability will not be incurred. As such, the Company did not record it in the comparative balance sheet nor recognize it in the profit and loss statement.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: April 1, 2010 to April 30, 2010

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance

Income Tax Withheld
Federal		$7,724	$7,724	4/14/2010	Wire	$—
	$—	12,026	12,026	4/29/2010	Wire	—
State	—	1,685	1,685	4/14/2010	Wire	—
		2,402	2,402	4/29/2010	Wire	—
FICA Tax Withheld	—	1,945	1,945	4/14/2010	Wire	—
		2,639	2,639	4/29/2010	Wire	—
Employer’s FICA Tax	—	1,945	1,945	4/14/2010	Wire	—
		2,639	2,639	4/29/2010	Wire	—
Unemployment Tax
Federal	—	—	—	4/14/2010	Wire	—
		—	—	4/29/2010	Wire	—
State	—	44	44	4/14/2010	Wire	—
		4	4	4/29/2010	Wire	—
Sales, Use &
Excise Taxes	—	—	—			—
Property Taxes	—	—	—			—

Accrued Income Tax
Federal	—	—	—			—
State	—	—	—			—

TOTALS	$—	$33,053	$33,053			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2010	7/1/2010
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2010	8/11/2010
Property (Fire, Theft)	N/A
Vehicle	N/A
Directors & Officers (Excess)	XL Specialty Insurance Co.	15,000,000	5/1/2010	5/1/2010
Directors & Officers (Primary)	U.S. Specialty Insurance Company	15,000,000	5/1/2010	5/1/2010
Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2010	10/28/2010

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 4/1/2010 to 4/30/2010

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)

Under 30 days	$53,612		$914,194
30 to 60 days	—		798,817
61 to 90 days	—		417,517
91 to 120 days	—		102,920
Over 120 days	492,676		1,552,716
Unavailable	357,638	(3)

Total Post Petition	903,927

Pre Petition Amounts	127,198	(3)

Total Accounts Receivable	1,031,125
Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$1,031,125

Total Post Petition
Accounts Payable			$3,786,164

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel	$253,970	$3,755	$2,640		$270,539
Debtor’s Special Counsel (2)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	1,890		192
Creditors’ Committee’s Counsel	100,000	57,843	44,436		633,984
Unsecured Creditors’ Financial Advisor	—		177,891		4,295
Chapter 11 Trustee (3)	—	75,000	—		450,000
Trustee’s Counsel	—	325,000	256,599		842,473
Trustee’s Financial Advisor	—	290,000	288,000		674,091
Claims Agent	—	16,000	73,429		16,000

Total	$664,274	$767,598	$844,885		$3,341,292

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(3)	Chapter 11 Trustee commision is an estimate based on time spent performing the Trustee function at customary rates. The actual commision awarded is subject to Bankruptcy Court approval and will vary from the estimate.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 4/1/2010 to 4/30/2010

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: April 30, 2010

QUARTERLY DISBURSEMENT CALCULATION

		TMST, Inc., et al.
1.	Disbursements made in calendar quarter
	April 2010	$1,184,444
	May 2010
	June 2010

	Quarterly Total	$1,184,444

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calendar quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of April 30, 2010

Post Petition	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable

Reimbursement Simmons_FedEx (1)	8/7/2009	$98	$—	$—	$—	$—	$98	$—
Reimbursement Simmons_FedEx (1)	8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)	9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co	10/15/2009	492,482	—	—	—	—	492,482	—
Cenlar	4/30/2010	53,612	53,612	—	—	—	—	—
Borrower Escrow Advance Balance (2)	Various	326,040	—	—	—	—	—	326,040
Borrower Corporate Advance Balance (2)	Various	31,496	—	—	—	—	—	31,496
Borrower Inspection Fees (2)	Various	102	—	—	—	—	—	102

Total Post Petition Accounts Receivable		$903,927	$53,612	$—	$—	$—	$492,676	$357,638

Pre Petition	Date	Amount
Adfitech	3/25/2009	$1,000
Thomas G. Ennis, Premium Recapture	4/30/2009	6,887
Borrower Escrow Advance Balance (2)	Various	119,161
Borrower Inspection Fees (2)	Various	150

Total Pre Petition Accounts Receivable		$127,198

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of April 30, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days

Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick,Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick,Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick,Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Quinn Emanuel Urquhart Oliver & Hedges	09/30/09	47,287	—	—	—	—	47,287
Tydings & Rosenberg LLP	09/30/09	5,620	—	—	—	—	5,620
Venable LLP	09/30/09	143,955	—	—	—	—	143,955
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Quinn Emanuel Urquhart Oliver & Hedges	10/31/09	284,370	—	—	—	—	284,370
Tydings & Rosenberg LLP	10/31/09	8,472	—	—	—	—	8,472
Venable LLP	10/31/09	133,544	—	—	—	—	133,544
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	11/30/09	178,459	—	—	—	—	178,459
Shapiro Sher Guinot & Sandler	11/30/09	57,752	—	—	—	—	57,752
Tydings & Rosenberg LLP	11/30/09	3,063	—	—	—	—	3,063
Venable LLP	11/30/09	7,800	—	—	—	—	7,800
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	—	1,875
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	75,000	—
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	(36,577)	—	—	—	(36,577)	—
Shapiro Sher Guinot & Sandler	12/31/09	33,261	—	—	—	33,261	—
Tydings & Rosenberg LLP	12/31/09	5,701	—	—	—	5,701	—
Venable LLP	12/31/09	(31,329)	—	—	—	(31,329)	—
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	—	29,989	—
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	—	26,875	—
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	75,000	—	—
Goldin Associates, LLC	01/31/10	41,880	—	—	41,880	—	—
J.H. Cohn LLP	01/31/10	2,799	—	—	2,799	—	—
Quinn Emanuel Urquhart Oliver & Hedges	01/31/10	4,942	—	—	4,942	—	—
Shapiro Sher Guinot & Sandler	01/31/10	39,770	—	—	39,770	—	—
Tydings & Rosenberg LLP	01/31/10	3,856	—	—	3,856	—	—
Venable LLP	01/31/10	3,600	—	—	3,600	—	—
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	—	4,450	—	—
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	—	26,875	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of April 30, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	75,000	—	—
Goldin Associates, LLC	02/28/10	47,873	—	—	47,873	—	—
J.H. Cohn LLP	02/28/10	1,496	—	—	1,496	—	—
Protiviti Inc.	02/28/10	191	—	—	191
Quinn Emanuel Urquhart Oliver & Hedges	02/28/10	7,345	—	—	7,345	—	—
Shapiro Sher Guinot & Sandler	02/28/10	59,944	—	—	59,944	—	—
Tydings & Rosenberg LLP	02/28/10	2,930	—	—	2,930	—	—
Venable LLP	02/28/10	660	—	—	660	—	—
KPMG LLP	02/28/10	17,013	—	—	17,013	—	—
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	—	1,893	—	—
Goldin Associates, LLC	03/31/10	294,338	—	294,338	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	03/31/10	44,992	—	44,992	—	—	—
Shapiro Sher Guinot & Sandler	03/31/10	326,746	—	326,746	—	—	—
Tydings & Rosenberg LLP	03/31/10	15,682	—	15,682	—	—	—
Venable LLP	03/31/10	8,554	—	8,554	—	—	—
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	75,000	—	—	—
Thornburg Mortgage Advisory Co	03/31/10	31,325	—	31,325	—	—	—
MIDCON Data Services, LLC	04/01/10	2,179	—	2,179	—	—	—
Bravo Technical Resources	04/28/10	4,154	4,154	—	—	—	—
J and J Technical Services, Inc.	04/28/10	201	201	—	—	—	—
FedEx	04/30/10	378	378	—	—	—	—
Iron Mountain	04/30/10	760	760	—	—	—	—
LuciData	04/30/10	87,367	87,367	—	—	—	—
RR Donnelley	04/30/10	1,872	1,872	—	—	—	—
Thornburg Investment Management	04/30/10	65	65	—	—	—	—
Epiq Bankruptcy Solutions, LLC	04/30/10	16,000	16,000	—	—	—	—
Goldin Associates, LLC	04/30/10	290,000	290,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	04/30/10	40,000	40,000	—	—	—	—
Shapiro Sher Guinot & Sandler	04/30/10	325,000	325,000	—	—	—	—
Tydings & Rosenberg LLP	04/30/10	17,843	17,843	—	—	—	—
Venable LLP	04/30/10	3,755	3,755	—	—	—	—
Thornburg Mortgage Advisory Co	04/30/10	31,325	31,325	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	75,000
Payroll Accrual	04/30/10	20,476	20,476	—	—	—	—

Post Petition Accounts Payable		3,786,164	914,194	798,817	417,517	102,920	1,552,716

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending April 30, 2010

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.